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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Bracknell Corporation
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             (Exact Name of Registrant as Specified in Its Charter)


                Ontario, Canada                             N/A
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 (State of Incorporation or Organization)    (IRS Employer Identification No.)



Suite 1506, 150 York Street, Toronto, Ontario, Canada               M5H 3S5
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      (Address of Principal Executive Offices)                     (Zip Code)


                  If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

                  If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

                  Securities Act registration statement file number to which this form relates:

                                    333-47608
                           --------------------------

        Securities to be registered pursuant to Section 12(b) of the Act:

         Title Of Each Class             Name Of Each Exchange On Which
         To Be So Registered             Each Class Is To Be Registered
         -------------------             ------------------------------

                None

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, without par value
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                                (Title of Class)





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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.           Description of Registrant's Securities to be Registered.

                  This Registration Statement relates to the Common Stock, without par value, of the registrant. A complete description of the Common Stock is set forth under the caption "Description of Capital Stock-Bracknell" in the Proxy Statement/Prospectus dated December 11, 2000 constituting a part of the Registration Statement on Form F-4 dated December 11, 2000 (File No. 333-47608) filed by the registrant under the Securities Act of 1933. By this reference, such description is incorporated herein and made a part hereof.

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
Item 2.           Exhibits.
                  --------

                  1        -        Articles of Amalgamation of the registrant
                                    (incorporated by reference to Exhibit 3(i)
                                    to Registration Statement on Form F-4 No.
                                    333-47608).

                  2        -        By-laws of the registrant (incorporated by
                                    reference to Exhibit 3(ii) to Registration
                                    Statement on Form F-4 No. 333-47608).

                  3        -        "Description of Capital Stock-Bracknell"
                                    incorporated in Item 1 hereof by reference
                                    to the Proxy Statement/Prospectus dated
                                    December 11, 2000 constituting a part of the
                                    Registration Statement on Form F-4 No.
                                    333-47608.


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                                    SIGNATURE



                  Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             Bracknell Corporation
                                             -------------------------
                                                   (Registrant)


                                             By: /s/ Paul Melnuk
                                                ---------------------
                                                     Paul Melnuk
                                                     Chief Executive Officer


Dated:  December 12, 2000


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Index to Exhibits


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
                                                                             Page
                                                                            Number
                                                                            ------

 1      -     Articles of Amalgamation of the registrant                      --
              (incorporated by reference to Exhibit 3(i) to
              Registration Statement on Form F-4 No. 333-47608).

 2      -     By-laws of the registrant (incorporated by                      --
              reference to Exhibit 3(ii) to Registration
              Statement on Form F-4 No. 333-47608).

 3      -     "Description of Capital Stock-Bracknell"                        --
              incorporated in Item 1 hereof by reference to the
              Proxy Statement/Prospectus dated December 11, 2000
              constituting part of the Registration Statement on
              Form F-4 No. 333-47608.